SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): March 30, 1998


YELLOW GOLD OF CRIPPLE CREEK, INC.
(Exact Name of Registrant as Specified in Charter)


Colorado                        0-9015                    84-0768695
(State or Other Jurisdiction   (Commission               (IRS Employer
of Incorporation)               File Number)              Identification No.)


57 West 200 South, Suite 310, Salt Lake City, Utah       84101
(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:  (801) 359-9309

Item 1.  Changes in Control of Registrant

(a) On March 30, 1998, the Registrant issued 2,015,500 post-reverse split shares of its common stock to Kip Eardley, an officer and a director of the Registrant, for settlement of a debt owed by the Registrant to Mr. Eardley in the amount of $20,155 owed by the Registrant for cash advances to the Registrant. As of February 11, 1998, the shares issued to Mr. Eardley represented approximately 80.44% of the outstanding common stock of the Registrant. Mr. Eardley assumed control of the Registrant by virtue of the number of shares acquired from the Registrant in this transaction. Mr. Eardley has granted an option to sell such shares as set forth below.

(b) On February 11, 1998, Howard M. Oveson, a director and officer, and shareholder of the Registrant entered into an agreement with 1st Zamora Corp. ("1st Zamora") to sell 11,102,500 pre-reverse split shares (277,563 post-reverse split shares) of common stock of the Registrant owned by Milagro Holdings, Inc. ("Milagro"), a corporation owned and controlled by Mr. Oveson. The option provided for an expiration date of March 31, 1998. On or about March 31, 1998, 1st Zamora paid an additional $50,000 to Milagro to extend the option to June 30, 1998, and to decrease the exercise price to $120,000. In addition, Mr. Eardley granted an option to 1st Zamora to purchase the 2,015,500 shares owned by him for $20,000 exercisable on or before June 30, 1998. During the extended term of the option Milagro and Mr. Eardley have agreed not to sell, transfer, assign, convey, or encumber the shares or any interest therein. However, Milagro and Mr. Eardley shall remain at all times during the extended term of the option the legal owners of their shares having all rights of ownership with respect to the shares, including voting rights, dividend and liquidation rights, and any and all other rights inherent in the ownership of the shares, subject only to the terms of the amended option. The option rights of 1st Zamora may be exercised only by it or its successors and are not transferable. The exercise of the option would result in a change of control of the Registrant by virtue of such party obtaining a majority of the outstanding stock of the Registrant.

Item 7.  Exhibits

 Exhibit No.      Description                                     Location

 10.1             Debt Settlement Agreement                       Attached
 10.2             Amendment No. 1 to Stock Option Agreement       Attached

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   YELLOW GOLD OF CRIPPLE CREEK, INC.

Date: June 3, 1998                    By /s/ Howard M. Oveson, President and
                                             Principal Financial Officer


EXHIBIT 10.1

DEBT SETTLEMENT AGREEMENT

     This Debt Settlement Agreement (the "Agreement"), entered into this 11th day of February, 1998, is by and between Yellow Gold of Cripple Creek, Inc., a Colorado corporation with offices at 57 West 200 South, Suite 310, Salt Lake City, Utah 84101 (hereinafter the "Company"), and Kip Eardley (hereinafter the "Creditor").

RECITALS:

     WHEREAS, the Creditor has advanced funds to the Company for its operations for which it has received no compensation;

     WHEREAS, the Creditor is willing to accept, and the Company is willing to issue, shares of commons stock of the Company to the Creditor in full and complete satisfaction of monies owed by the Company to the Creditor;

     NOW, THEREFORE, in consideration of the terms and conditions of this Agreement, the parties hereto agree as follows:

     1. Issuance of Shares. The Company shall, and hereby agrees to, issue to the Creditor 2,015,500 shares of common stock of the Company (hereinafter the "Shares") in full and complete satisfaction of $20,155 owed by the Company to the Creditor. Immediately upon execution of this Agreement by the Creditor, the Company shall instruct the transfer agent for the common stock of the Company to issue to the Creditor one or more stock certificates representing the Shares.

     2. Forgiveness of Debt. The Creditor, for himself, and for his administrators, executors, and assigns, shall, and by these presents does, accept, receive, and take the Shares from the Company as full and complete satisfaction of the $20,155 owed to him by the Company.

     3. Representations and Warranties of the Company. The Company represents and warrants to the Creditor as set forth below. These representations and warranties are made as an inducement for the Creditor to enter into this Agreement and, but for the making of such representations and warranties and their accuracy, the Creditor would not be parties hereto.

          a. Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado with full power and authority to enter into and perform the transactions contemplated by this Agreement.

          b. Performance of This Agreement. The execution and performance of this Agreement and the issuance of the Shares contemplated hereby have been authorized by the board of directors of the Company.

          c. Legality of Shares to be Issued. The Shares to be issued by the Company pursuant to this Agreement, when so issued and delivered, will have been duly and validly authorized and issued by the Company and will be fully paid and nonassessable.

          d. Accuracy of All Statements Made by the Company. No representation or warranty by the Company in this Agreement, nor any statement, certificate, schedule, or exhibit hereto furnished or to be furnished by the Company pursuant to this Agreement, nor any document or certificate delivered to the Creditor pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits to state or shall omit to state a material fact necessary to make the statements contained therein not misleading.

     4. Representations and Warranties of the Creditor. The Creditor represents and warrants to the Company as set forth below. These representations and warranties are made as an inducement for the Company to enter into this Agreement and, but for the making of such representations and warranties and their accuracy, the Company would not be a party hereto.

          a. Restricted Securities. The Creditor understands that the Shares to be issued to him will not have been registered pursuant to the Securities Act of 1933, or any state securities act, and thus will be restricted securities as defined in Rule 144 promulgated by the Securities and Exchange Commission (the "SEC"). Therefore, under current interpretations and applicable rules, he will probably have to retain such shares for a period of at least one year and at the expiration of such one year period his sales may be confined to brokerage transactions of limited amounts requiring certain notification filings with the SEC and such disposition may be available only if the issuer is current in its filings with the SEC under the Securities Exchange Act of 1934, as amended, or other public disclosure requirements.

          b. Non-distributive Intent. The Creditor acknowledges that the Shares are acquired for his own account and not with the present view towards the distribution thereof and he will not dispose of such shares except (i) pursuant to an effective registration statement under the Securities Act, or
(ii) in any other transaction which, in the opinion of counsel acceptable to the issuer, is exempt from registration under the Securities Act, or the rules and regulations of the SEC thereunder, and that an appropriate legend will be placed upon each of the certificates representing the Shares, and stop transfer instructions shall be placed with the transfer agent for the securities.

          c. Evidence of Compliance with Private Offering Exemption. The Creditor has such knowledge and experience in business and financial matters that he is capable of evaluating the risks of the prospective investment, and that the financial capacity of the Creditor is of such proportion that the total cost of such person's commitment in the Shares would not be material when compared with its total financial capacity.

          d. Access to Information. The Creditor has received and read and is familiar with information concerning the Company furnished to him, and confirms that all documents, records, and books pertaining to this proposed investment have been made available to him.

          e. Opportunity to Ask Questions. The Creditor has had the opportunity to question and receive answers from representatives of the Company concerning the terms and conditions of the proposed investment and the business of the Company. In addition, the Creditor has received all requested additional information and documents.

          f. Limitations on Transfer of Shares. The Creditor acknowledges that he is aware that there are substantial restrictions on the transferability of the Shares. Since the Shares will not be registered under the Securities Act or any applicable state securities laws, the Shares may not be, and the Creditor agrees that they shall not be, transferred unless the Shares are registered under the Securities Act and state securities laws or unless such sale is exempt from such registration under the Securities Act and any other applicable state securities laws or regulations. The Creditor further acknowledges that the Company is under no obligation to aid it in obtaining any exemption from the registration requirements. The Creditor also acknowledges that it shall be responsible for compliance with all conditions on transfer imposed by any securities administrator of any state and for any expenses incurred by the Company for legal or accounting services in connection with reviewing such a proposed transfer and/or issuing opinions in connection therewith. However, the Company agrees to cooperate with the Creditor in regard to any such transfer.

          g. Accuracy of All Statements Made by the Creditor. No representation or warranty by the Creditor in this Agreement, nor any statement, certificate, schedule, or exhibit hereto furnished or to be furnished by the Creditor pursuant to this Agreement, nor any document or certificate delivered to the Company pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits to state or shall omit to state a material fact necessary to make the statements contained therein not misleading.

     5.Miscellaneous Provisions

          a. Default Costs. Should any party to this Agreement default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney's fee, which may arise or accrue from enforcing this Agreement, or in pursuing any remedy provided hereunder or by the statutes of the State of Utah.

          b. Rights Are Cumulative. The rights and remedies granted to the parties hereunder shall be in addition to and cumulative of any other rights or remedies either may have under any document or documents executed in connection herewith or available under applicable law. No delay or failure on the part of a party in the exercise of any power or right shall operate as a waiver thereof nor as an acquiescence in any default nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right.

          c. Waiver and Amendment. Neither this Agreement nor any provision hereof may be changed, waived, terminated or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, termination or discharge is sought.

          d. Notices. All communications provided for herein shall be in writing and shall be deemed to be given or made on (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service, or by facsimile, or (b) three days after mailing if mailed from within the continental United States by registered or certified mail, return receipt requested, to the party entitled to receive the same, if to the initial parties hereto, to the address set forth herein, or at such other address or facsimile number as shall be designated by any party hereto in written notice to the other party hereto delivered pursuant to this Paragraph.

          e. Governing Law. This Agreement and the rights and duties of the parties hereto shall be construed and determined in accordance with the laws of the State of Utah, and any and all actions to enforce the provisions of this Agreement, shall be brought in a court of competent jurisdiction in the State of Utah and in no other place.

          f. Successors and Assigns. This Agreement shall be binding upon the parties and their successors and assigns and shall inure to the benefit of the other parties and successors and assigns.

          g. Counterparts. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one instrument.

          h. Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all negotiations, representations, prior discussions, and preliminary agreements between the parties hereto relating to the subject matter of this Agreement.

          i. Interpretation of Agreement. This Agreement shall be interpreted and construed as if equally drafted by all parties hereto.

          j. Survival of Covenants, Etc. All covenants, representations and warranties made herein shall survive the making of this Agreement and shall continue in full force and effect until the obligations of this Agreement have been fully satisfied.

          k. Partial Invalidity. If any term of this Agreement shall be held to be invalid or unenforceable, such term shall be deemed to be severable and the validity of the other terms of this Agreement shall in no way be affected thereby.

          l. Headings. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

          m. Number and Gender. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine, or the neuter gender shall include the masculine, feminine, and neuter.

          n. Further Assurances. At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property interests transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

          o. Full Knowledge. By their signatures, the parties acknowledge that they have carefully read and fully understand the terms and conditions of this Agreement, that each party has had the benefit of counsel, or has been advised to obtain counsel, and that each party has freely agreed to be bound by the terms and conditions of this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this document the day and year first above written.

COMPANY:                            Yellow Gold of Cripple Creek, Inc.

                                    By /s/ Howard M. Oveson, President


CREDITOR:                           /s/ Kip Eardley
                                    8823 South Cameo Way
                                    Sandy, Utah 84093

EXHIBIT 10.2

AMENDMENT NO. 1
TO THE
STOCK OPTION AGREEMENT
DATED FEBRUARY 11, 1998


     This amendment is entered into effective the 31st day of March 1998, by, between, and among Milagro Holdings, Inc. ("Milagro"), Kip Eardley ("Mr. Eardley"), and 1st Zamora Corp. ("Optionee").

RECITALS:

     WHEREAS, Milagro and Optionee entered into a Stock Option Agreement dated February 11, 1998 (the "Option Agreement"), whereby Milagro granted an option to Optionee to purchase 11,102,500 pre-reverse split shares of Yellow Gold of Cripple Creek, Inc. (the "Issuer") for $190,000;

     WHEREAS, on or about February 11, 1998, the Issuer settled an outstanding obligation in the approximate amount of $20,155 owed by the Issuer for advances paid to the Issuer by issuing 2,015,500 post-reverse split shares of common stock of the Issuer to Mr. Eardley;

     WHEREAS, Optionee wishes to acquire the stock of Mr. Eardley as well as the stock of Milagro; and

     WHEREAS, Milagro is willing to continue, and Mr. Eardley is willing to grant, options to Optionee to acquire such stock;

     NOW THEREFORE, in consideration of the mutual terms and conditions of this Amendment No. 1, the parties hereto agree as follows:

     1. Extension of Exercise Period. For and in consideration of $50,000 received by Milagro, Milagro hereby extends the Option Agreement, and the exercise period for the options granted in the Option Agreement, until June 30, 1998. Milagro hereby reduces the exercise price for the options to $120,000.

     2. Grant of Option by Mr. Eardley. For valuable consideration, the receipt and sufficiency of which is acknowledged by Mr. Eardley, Mr. Eardley hereby grants to Optionee an option to purchase the 2,015,500 shares owned by him at an exercise price of $20,000. This option shall be concurrent with and subject to the same terms and conditions as the option granted by Milagro pursuant to the Option Agreement, and Mr. Eardley agrees to be bound by the terms and conditions of the Option Agreement and this Amendment No. 1.

     3. Option Agreement Terms. All other terms and conditions of the Option Agreement not otherwise modified by this Amendment No. 1 shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this document to be effective the day and year first above written.

                                      Milagro Holdings, Inc.

                                     By /s/ Howard M. Oveson, President

                                     1st Zamora Corp.

                                     By /s/ Laura Madsen, President

                                     /s/ Kip Eardley